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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------



       Date of Report (Date of Earliest Event Reported): December 31, 2000

                          BLC FINANCIAL SERVICES, INC.
                  (PREDECESSOR TO BUSINESS LOAN EXPRESS, INC.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                 001-14065                                                                            75-1430406
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         (Commission File Number)                                                        (I.R.S. Employer Identification No.)

645 MADISON AVENUE, 19TH FLOOR
NEW YORK, NY                                                                                          10022-1010
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                      (Address of Principal Executive offices)                                        (Zip Code)


                                 (212) 751-5626
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.         OTHER EVENTS.

                On November 8, 2000, BLC Financial Services, Inc. ("BLC") filed a Form 8-K announcing the execution of an Agreement and Plan of Merger by BLC, Allied Capital Corporation ("Allied") and Allied Capital B Sub Corporation, a wholly owned subsidiary of Allied Capital ("Merger Sub"), pursuant to which Merger Sub will be merged into BLC (the "Merger"). On December 31, 2000, the stockholders of BLC voted at a special meeting of the stockholders to approve the Merger. The Certificate of Merger was effective December 31, 2000, and the merger was thereby consummated.

                Subsequent to the merger, BLC filed a certificate of amendment to its certificate of incorporation changing its name to Business Loan Express, Inc.

                The information set forth in the press release and attached hereto as an exhibit is incorporated herein by reference in its entirety.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

(c)                     Exhibits.

Exhibit No.             Exhibit
-----------             -------
99.1                    Press Release, dated January 2, 2001, issued by Allied Capital announcing the consummation of the Merger.




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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLC FINANCIAL SERVICES, INC.
                                    (predecessor to Business Loan Express, Inc.)

Date:  January 8, 2001.             By:      /s/ Robert F. Tannenhauser
                                             ----------------------------
                                             Robert F. Tannenhauser
                                             President




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                                  EXHIBIT INDEX

Exhibit No.             Exhibit
-----------             -------
99.1                    Press Release, dated January 2, 2001, issued by Allied Capital announcing the consummation of the Merger.







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